Exhibit 10.2
Execution Version
LIMITED CONSENT AND AMENDMENT NO. 6
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     This Limited Consent and Amendment No. 6 to Third Amended and Restated Credit Agreement, dated as of December 16, 2010 (this “Consent”), is entered into by and among WESCO Distribution, Inc., a Delaware corporation (“WESCO Distribution”), WESCO Equity Corporation, a Delaware corporation (“WESCO Equity”), WESCO Nevada, Ltd., a Nevada corporation (“WESCO Nevada”), Carlton-Bates Company, an Arkansas corporation (“Carlton-Bates”), Communications Supply Corporation, a Connecticut corporation (“CSC”), Calvert Wire & Cable Corporation, a Delaware corporation (“Calvert”), Bruckner Supply Company, Inc., a Delaware corporation (“Bruckner”) and Liberty Wire & Cable, Inc., a Delaware corporation (“Liberty” and, together with WESCO Distribution, WESCO Equity, WESCO Nevada, Carlton-Bates, CSC, Calvert and Bruckner, the “US Borrowers” and each individually as a “US Borrower”); WESCO Distribution Canada LP, an Ontario limited partnership (“WESCO DC LP” or “Canadian Borrower” and, together with the US Borrowers, the “Borrowers”, and each individually, a “Borrower”); the other Credit Parties; General Electric Capital Corporation, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as a US Lender, and as Agent for US Lenders with respect to Loans and other credit made available to US Borrowers and as an agent for Canadian Agent and all Lenders with respect to Collateral owned by a US Credit Party; GE Canada Finance Holding Company, a Nova Scotia unlimited liability company (“GE Capital Canada”), as a Canadian Lender and as Canadian Agent (Canadian Agent and Agent being defined as the “Agents”) for Loans and other credit made available to Canadian Borrowers and as agent for Canadian Lenders with respect to Collateral owned by the Canadian Credit Parties; the other US Lenders that are parties hereto and the other Canadian Lenders that are parties hereto.
RECITALS
     A. Borrowers, the other Credit Parties, Agents and Lenders are parties to that certain Third Amended and Restated Credit Agreement, dated as of November 1, 2006, including all annexes, exhibits and schedules thereto (as amended, supplemented or otherwise modified in writing to date and as from time to time hereafter further amended, restated, supplemented or otherwise modified in writing, the “Credit Agreement”).
     B. Borrowers and the other Credit Parties have requested that Agents and Lenders consent to certain transactions as described below in this Consent in connection with the acquisition by the Borrowers of TVC Communications, L.L.C., a Delaware limited liability company (“TVC”) (the “TVC Acquisition”), and Agents and Lenders are willing to do so as and to the extent, and solely as and to the extent, and subject to the terms and conditions, including, without limitation, those set forth in Section 4 with respect to the effectiveness, if any, of this Consent, set forth in this Consent.
     C. Upon its effectiveness, this Consent shall constitute a Loan Document and these Recitals shall be construed as part of this Consent.

          NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Loans and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, US Borrowers by US Lenders and Canadian Borrower by Canadian Lenders, Borrowers, the other Credit Parties, Agents and Lenders hereby agree as follows:
     1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Consent shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.
     2. Consent. Notwithstanding any terms or provisions of the Credit Agreement or any other Loan Document to the contrary, Agents and Lenders hereby consent, in connection with the TVC Acquisition, to each of the transactions described in Exhibit A hereto (collectively, the “TVC Acquisition Transactions”); provided, that, at each of the following steps, each of the following actions are taken, all in a manner and in form and substance acceptable to the Agents:
     Step 1 — Loan by Wesco Distribution to WDCH, LP, a Pennsylvania limited partnership (“WDCH, LP”) in an Aggregate Amount Equal to the Total Purchase Price of the TVC Acquisition in Exchange for a Non-Interest Bearing Note (the “Step 1 WDCH, LP Note”). Within five (5) Business Days of the loan by Wesco Distribution to WDCH, LP in an aggregate amount equal to the total purchase price for the acquisition of TVC in exchange for the Step 1 WDCH, LP Note: (a) Wesco Distribution shall enter into an amendment to the Second Amended and Restated Wesco Distribution Pledge Agreement, dated as of November 1, 2006, by and among Wesco Distribution and Agent (as amended, supplemented or otherwise modified from time to time, the “Wesco Distribution Pledge Agreement”) in form and substance satisfactory to Agent whereby Wesco Distribution shall pledge to Agent, on behalf of itself and Lenders, 100% of its interests in the Step 1 WDCH, LP Note; and (b) the Borrowers shall deliver or cause to be delivered to Agent the original executed Step 1 WDCH, LP Note along with an executed endorsement in connection therewith in form and substance satisfactory to Agent.
     Step 2 — Payment by WDCH, LP to or for the benefit of Palisades TVC Holding, L.L.C. of the Total Purchase Price for the TVC Acquisition. Within five (5) Business Days of the payment by WDCH, LP to or for the benefit of Palisades TVC Holding, L.L.C. of the total purchase price for the TVC Acquisition: (a) the Borrowers shall (i) cause TVC to execute and deliver to Agent a joinder to the Credit Agreement pursuant to which TVC shall become a US Borrower thereunder, (ii) cause TVC to execute and deliver to Agent a joinder to the US Security Agreement pursuant to which TVC shall become a Grantor thereunder, (iii) cause TVC to execute and deliver to Agent a joinder to the Subsidiary Guaranty pursuant to which TVC shall become a party to the Subsidiary Guaranty, (iv) cause TVC to enter into a pledge agreement in form and substance satisfactory to Agent (the “TVC Pledge Agreement”) whereby TVC shall pledge to Agent, on behalf of itself and Lenders, all of its interests in each of its domestic Subsidiaries (the “Step 2 TVC Subsidiaries Pledged Stock”), and (v) cause TVC to execute and deliver any and all such financing statements, agreements, instruments and documents and take such further actions as Agent may deem necessary or desirable to

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effectuate the foregoing intents and purposes; (b) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing the Step 2 TVC Subsidiaries Pledged Stock along with executed and undated stock powers in form and substance satisfactory to Agent; (c) the Borrowers shall deliver or cause to be delivered to Agent (i) an amendment to that certain Pledge Agreement, dated as of March 5, 2010, by and among WDCH, LP, as Pledgor and Agent (the “WDCH, LP Pledge Agreement”) whereby WDCH, LP shall pledge all of its shares in TVC (the “Step 2 TVC Pledged Stock”), and (ii) the original share certificate(s) evidencing the Step 2 TVC Pledged Stock along with executed and undated stock powers in form and substance satisfactory to Agent. Notwithstanding the occurrence of the foregoing actions described in this Step 2 and for the avoidance of doubt, no Inventory or Accounts of TVC shall be taken into account for purposes of calculating the U.S. Borrowing Base unless and until the Agent shall have completed its legal, business and collateral due diligence review with respect to the business and assets of TVC with results of such due diligence review satisfactory to Agent in its reasonable discretion.
     Step 3 — Distribution by TVC of Its Shares of TVC UK Holdings Limited, a _private limited company incorporated under the laws of England and Wales (“TVC UK”) to WDCH, LP. Within seven (7) Business Days of the distribution by TVC of its shares of TVC UK: (a) WDCH, LP shall enter into an amendment to the WDCH, LP Pledge Agreement, which amendment shall be in form and substance satisfactory to Agent whereby WDCH, LP shall pledge to Agent, on behalf of itself and Lenders, all of its equity interests in TVC UK (the “Step 3 TVC UK Pledged Stock”); and (b) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing the Step 3 TVC UK Pledged Stock along with executed and undated stock powers in form and substance satisfactory to Agent.
     Step 4 — Contribution by TVC Canada Corp., a Nova Scotia unlimited liability company (“TVC Canada”) of Its Operating Assets and Liabilities to Wesco Canada in Exchange for Preferred Shares of Wesco Canada. Within five (5) Business Days of the contribution by TVC Canada of its operating assets and liabilities to Wesco Canada in exchange for preferred shares of Wesco Canada: (a) TVC Canada shall enter into a pledge agreement as a Canadian Credit Party, with such pledge agreement in form and substance satisfactory to Agents whereby TVC Canada shall pledge to Agents, on behalf of themselves and Lenders, all of its equity interests in Wesco Canada (the “Step 4 Wesco Canada Pledged Stock”); and (b) the Borrowers shall deliver or cause to be delivered to Agents the original share certificate(s) evidencing the Step 4 Wesco Canada Pledged Stock along with executed and undated stock powers in form and substance satisfactory to Agents.
     Steps 5 through 7 as Set Forth in Exhibit A Hereto. Agents and Lenders hereby consent to the transactions described in steps 5-7 as described in the step memo attached hereto as Exhibit A and such consents are not conditioned on the taking of any further actions by any Borrower or any other Credit Party or any of their respective Subsidiaries.

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     Step 8 — Loan by Wesco DC LP to WDINESCO CV in an Aggregate Amount Up to US$13,5000,000 (i.e., the Fair Market Value of the Non-U.S. Subsidiaries of TVC and Any Receivables Held by TVC Against Any Non-U.S. Subsidiary of TVC (the “Step 8 Loan Amount”)) in Exchange for a Corresponding Increase in the Principal Amount of the Existing Interest Bearing Note, Dated May 18, 2010, and Issued by WDINESCO CV in Favor of Wesco DC LP (the “Existing Note LP 2”) as Evidenced by the Amended and Restated Intercompany Note Issued by WDINESCO CV in Favor of Wesco DC LP (the “Step 8 Note LP 2”). Within five (5) Business Days of the loan by Wesco DC LP to WDINESCO CV in an aggregate amount equal to the Step 8 Loan Amount in exchange for a corresponding increase in the Existing Note LP 2: (a) Wesco DC LP shall enter into an amendment to the Second Amended and Restated Wesco Distribution Canada LP Pledge Agreement, dated as of November 1, 2006, by and among Wesco DC LP and Canadian Agent (as amended, supplemented or otherwise modified from time to time, the “Wesco DC LP Pledge Agreement”) in form and substance satisfactory to Agents whereby Wesco DC LP shall pledge to Canadian Agent, on behalf of itself and Lenders, 100% of its interests in the Step 8 Note LP 2; and (b) the Borrowers shall deliver or cause to be delivered to Agents the original executed Step 8 Note LP 2 along with an executed endorsement in connection therewith in form and substance satisfactory to Agents.
     Steps 9A and 9B as Set Forth in Exhibit A Hereto. Agents and Lenders hereby consent to the transactions described in steps 9A and 9B as described in the step memo attached hereto as Exhibit A and such consents are not conditioned on the taking of any further actions by any Borrower or any other Credit Party or any of their respective Subsidiaries.
     Step 10 — Purchase by WDINESCO BV from TVC and TVC International Holdings, L.L.C. (“TVC International”) of All of the Shares of TVC do Brasil, Ltda. (“TVC Brazil”) and TVC Espana Distribucion y Venta De Equipos, S.L. (“TVC Spain”). Agents and Lenders hereby consent to the transactions described in step 10 as described in the step memo attached hereto as Exhibit A and such consent is not conditioned on the taking of any further actions by any Borrower or any other Credit Party or any of their respective Subsidiaries; provided, however, that, if either of TVC Brazil or TVC Spain at any time has in excess of US$5,000,000 in either revenues or assets, (a) WDINESCO BV shall, within seven (7) Business Days of such time, enter into a pledge agreement, in form and substance satisfactory to the Agent, whereby WDINESCO BV shall pledge to Agent, on behalf of itself and Lenders, 65% of its ownership interest in TVC Brazil (the “Step 10 Pledged TVC Brazil Interests”) or 65% of its ownership interest in TVC Spain (the “Step 10 Pledged TVC Spain Interests”), as applicable; and (b) the Borrowers shall, within seven (7) Business Days of such time, deliver or cause to be delivered to Agent any and all related documents, agreements or other materials, including, without limitation, legal opinions, reasonably requested by Agent and in form and substance satisfactory to Agent in order to provide Agent with a fully perfected Lien on the Step 10 Pledged TVC Brazil Interests or the Step 10 TVC Spain Interests, as applicable.

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     Step 11A as Set Forth in Exhibit A Hereto. Agents and Lenders hereby consent to the transactions described in step 11A as described in the step memo attached hereto as Exhibit A and such consent is not conditioned on the taking of any further actions by any Borrower or any other Credit Party or any of their respective Subsidiaries
     Step 11B — Purchase by Wesco WEAS of 99% of the Shares of Services Voice, Video and Data Distribution de Mexico S. de R.L. de C.V. (“TVC WEAS”), the Purchase by WDINESCO B.V. of 1% of the Shares of TVC WEAS; and the Purchase by Wesco Mexico of 99% of the Shares of Voice, Video and Data Distribution de Mexico S. de R.L. de C.V. (“TVC Mexico”) and the Purchase by WDINESCO B.V. of 1% of the Shares of TVC Mexico, all for up to US$13,500,000 in the aggregate.
     Steps 12A, 12B and 12C as Set Forth in Exhibit A Hereto. Agents and Lenders hereby consent to the transactions described in steps 12A, 12B and 12C as described in the step memo attached hereto as Exhibit A and such consents are not conditioned on the taking of any further actions by any Borrower or any other Credit Party or any of their respective Subsidiaries.
     Step 13 as Set Forth in Exhibit A Hereto. Agents and Lenders hereby consent to the merger of TVC Mexico with and into Wesco Mexico, with Wesco Mexico being the surviving entity of such transaction, as described in step 13 of the step memo attached hereto as Exhibit A and such consent is not conditioned on the taking of any further actions by any Borrower or any other Credit Party or any of their respective Subsidiaries
     Step 14 — Purchase by Wesco Distribution of All of the Shares of TVC from WDCH, LP (the “Step 14 TVC Pledged Stock”) in Exchange for the Remaining Outstanding Principal Amount Due Under the Step 1 WDCH, LP Note. Within five (5) Business Days of the purchase by Wesco Distribution of the Step 14 TVC Pledged Stock from WDCH, LP in exchange for the remaining outstanding principal amount due under the Step 1 WDCH, LP Note: (a) Wesco Distribution shall enter into an amendment to the Wesco Distribution Pledge Agreement in form and substance satisfactory to Agent whereby Wesco Distribution shall pledge to Agent, on behalf of itself and Lenders, 100% of such Step 14 Pledged TVC Stock; and (b) the Borrowers shall deliver or cause to be delivered to Agent the original share certificate(s) evidencing the Step 14 TVC Pledged Stock along with executed and undated stock powers in form and substance satisfactory to Agent.
     Step 15 as Set Forth in Exhibit A Hereto. Agents and Lenders hereby consent to the transactions described in step 15 as described in the step memo attached hereto as Exhibit A and such consent is not conditioned on the taking of any further actions by any Borrower or any other Credit Party or any of their respective Subsidiaries. Notwithstanding the foregoing and for the avoidance of doubt, no Inventory or Accounts of TVC or TVC International shall be taken into account for purposes of calculating the U.S. Borrowing Base unless and until the Agent shall have completed its legal, business and collateral due diligence review with respect to the business and assets of TVC and

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TVC International with results of such due diligence review satisfactory to Agent in its reasonable discretion.
     3. Representations and Warranties. The Borrowers and the other Credit Parties, jointly and severally, hereby represent and warrant to Agents and Lenders that:
          3.1. The execution, delivery and performance by each Borrower and each other Credit Party of this Consent and any related Loan Documents have been duly authorized by all necessary corporate, limited liability company, partnership or other constituent document action, and this Consent constitutes the legal, valid and binding obligation of each Borrower and each other Credit Party enforceable against each of them in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or to general principles of equity.
          3.2. Each of the execution, delivery and performance of this Consent and any related Loan Documents by each Borrower and each other Credit Party and the consummation of the TVC Acquisition and the TVC Acquisition Transactions (i) does not, and will not, contravene or conflict with any provision of law, any judgment, decree or order, or the certificate or articles of incorporation or by-laws, or limited liability company agreement or membership agreement, partnership agreement or other constituent documents of any Borrower or any other Credit Party, and (ii) does not, and will not, contravene or conflict with, or cause any Lien to arise under, any provision of any indenture, agreement, mortgage, lease, instrument or other document binding upon or otherwise affecting any Borrower or any other Credit Party or any property of any Borrower or any other Credit Party.
          3.3. No Default or Event of Default exists under the Credit Agreement or any other Loan Document or will exist after or be triggered by the execution, delivery and performance of this Consent or the consummation of the TVC Acquisition, the TVC Acquisition Transactions or the other transactions contemplated hereby. In addition, each Borrower and each other Credit Party hereby represents, warrants and reaffirms that the Credit Agreement and each of the other Loan Documents to which it is a party remains in full force and effect.
     4. Conditions Precedent to Effectiveness. The effectiveness, if any, of this Consent is subject to the satisfaction of each of the following conditions precedent:
          4.1. Consent. This Consent shall have been duly executed and delivered by each Borrower, each other Credit Party, Agents and Requisite Lenders.
          4.2. Consent. Agent shall have received resolutions of each Borrower’s and each other Credit Party’s Board of Directors or other applicable body, approving and authorizing the execution, delivery and performance of this Consent, the TVC Acquisition, the TVC Acquisition Transactions and the other transactions to be consummated in connection with this Consent, each certified by such entity’s secretary or assistant secretary as being in full force and effect without any modification or amendment as of the date of this Consent.

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          4.3. No Default. No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Consent or the consummation of the TVC Acquisition, the TVC Acquisition Transactions or the other transactions contemplated hereby.
          4.4. Miscellaneous. Agents and Lenders shall have received such other agreements, instruments and documents as either Agent may reasonably request.
     5. Reference to and Effect Upon the Credit Agreement and other Loan Documents.
          5.1. Full Force and Effect. Upon the effectiveness of this Consent, except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by each Borrower and each other Credit Party.
          5.2. No Waiver. Upon its effectiveness, the execution, delivery and effect of this Consent shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition, or to any amendment or other modification of any term or condition (except as specifically provided in this Consent) of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which any Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document.
          5.3. Certain Terms. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
     6. Counterparts. This Consent may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Consent by telecopier or “pdf” shall be as effective as delivery of a manually executed counterpart signature page to this Consent.
     7. Costs and Expenses. As provided in Section 11.3 (Fees and Expenses) of the Credit Agreement, Borrowers shall pay the fees, costs and expenses incurred by each Agent in connection with the preparation of this Consent (including, without limitation, reasonable attorneys’ fees).
     8. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

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     9. Headings. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purpose.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, this Consent has been duly executed as of the date first written above.

BORROWERS: WESCO DISTRIBUTION, INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Vice President and Treasurer

WESCO EQUITY CORPORATION
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

WESCO NEVADA, LTD.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CARLTON-BATES COMPANY
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

COMMUNICATIONS SUPPLY CORPORATION
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CALVERT WIRE & CABLE CORPORATION
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

LIBERTY WIRE & CABLE, INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

BRUCKNER SUPPLY COMPANY, INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CANADIAN BORROWER: WESCO DISTRIBUTION CANADA LP By: Wesco Distribution Canada GP Inc., its General Partner
By:	/s/ Brian M. Begg
	Name:	Brian M. Begg
	Title:	Assistant Secretary

U.S. CREDIT PARTIES: WESCO INTERNATIONAL, INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Vice President and Treasurer

WESCO FINANCE CORPORATION
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CDW HOLDCO, LLC By: Wesco Distribution, Inc., its Managing Member
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

WDC HOLDING INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

WESCO NIGERIA, INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CBC LP HOLDINGS, LLC By: WDC Holding Inc., its Sole Member
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CARLTON-BATES COMPANY OF TEXAS GP, INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

WDCH, LP By: CBC LP Holdings, LLC, its General Partner

By: WDC Holding Inc., its sole member
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CANADIAN CREDIT PARTIES: WESCO DISTRIBUTION CANADA GP INC.
By:	/s/ Brian M. Begg
	Name:	Brian M. Begg
	Title:	Assistant Secretary

WESCO DISTRIBUTION CANADA CO.
By:	/s/ Brian M. Begg
	Name:	Brian M. Begg
	Title:	Assistant Secretary

WESCO DISTRIBUTION II ULC
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender
By:	/s/ James DeSantis
	Name:	James DeSantis
	Title:	Duly Authorized Signatory

GE CANADA FINANCE HOLDING COMPANY, as Canadian Agent and a Lender
By:	/s/ Richard Zeni
	Name:	Richard Zeni
	Title:	Duly Authorized Signatory

BANK OF AMERICA, N.A., as a Lender
By:	/s/ William J. Wilson
	Name:	William J. Wilson
	Title:	Senior Vice President

CITIZENS BANK OF PENNSYLVANIA, as a Lender
By:	/s/ Don Cmar
	Name:	Don Cmar
	Title:	Vice President

PNC BANK, N.A., as a Lender
By:	/s/ David B. Thayer
	Name:	David B. Thayer
	Title:	Vice President

FIRST COMMONWEALTH BANK, as a Lender
By:	/s/ Brian J. Sohocki
	Name:	Brian J. Sohocki
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender
By:	/s/ Sean Spring
	Name:	Sean Spring
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Rufus S. Dowe, III
	Name:	Rufus S. Dowe, III
	Title:	Assistant Vice President

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender
By:	/s/ Sean Spring
	Name:	Sean Spring
	Title:	Vice President

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender
By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

JPMORGAN CHASE BANK, N.A. TORONTO BRANCH, as a Lender
By:	/s/ Steve Voigt
	Name:	Steve Voigt
	Title:	Senior Vice President

PNC BANK, N.A., CANADA BRANCH as a Lender
By:	/s/ Geoffrey Hiscoch
	Name:	Geoffrey Hiscoch
	Title:	Vice President

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender
By:	/s/ Lisa M. Gonzales
	Name:	Lisa M. Gonzales
	Title:	Vice President